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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Applied Graphics Technologies, Inc. on Form S-8 of our report dated August 4, 1999, relating to the financial statements of Wace Group Plc appearing in the Current Report on Form 8-K/A of Applied Graphics Technologies, Inc. dated August 4, 1999.

Arthur Andersen
Chartered Accountants
London, England
September 17, 1999